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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): AUGUST 4, 2000


                                NIKU CORPORATION
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             (Exact name of Registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



          000-28797                                  77-0473454
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         (Commission                               (IRS Employer
         File Number)                             Identification No.)


     305 Main Street, Redwood City, CA                      94063
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  (Address of principal executive offices)                (Zip Code)


                                 (650) 298-4600
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)
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ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

              On August 4, 2000, Niku Corporation (the "Company"), completed the acquisition of ABT Corporation, a New York corporation pursuant to a merger of a wholly-owned subsidiary of the Company with and into ABT (the "Merger"), with ABT surviving as a wholly-owned subsidiary of the Company. In connection with the Merger, the Company issued an aggregate of 4,000,000 shares of its Common Stock and $10.0 million in cash for all of the outstanding capital stock, including stock options and warrants, of ABT, of which 400,000 shares will be subject to an escrow to secure certain indemnification obligations of ABT and $2.25 million in cash will be held in escrow to pay secure specified payment obligations to warrant holders of ABT as well as to pay for certain transaction expenses. The shares were issued pursuant to an exemption from registration under Section 3(a)(10) of the Securities Act of 1933, as amended. Therefore, these shares will generally be available for public resale at any time in the future, subject to specified lock-up provisions contained in the merger agreement. The Merger is intended to be a tax-free reorganization and will be accounted for under the purchase method of accounting.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (a) Financial Statements of Business Acquired.

              The Company intends to file by amendment the required historical financial statements for ABT no later than 60 days after the date of this Form 8-K.

              (b) Pro Forma Financial Information.

              The Company intends to file by amendment the required pro forma financial statements reflecting the acquisition of all of the issued and outstanding capital stock, including stock options and warrants, of ABT no later than 60 days after the date of this Form 8-K.

              (c) Exhibit.

              The following exhibit is filed herewith:

                  2.1 Agreement and Plan of Reorganization, dated as of May 24, 2000, by and among the Company, Nation Acquisition Corp. and ABT Corporation.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       NIKU CORPORATION


Date:  August 14, 2000                 By: /s/  Mark Nelson
                                          --------------------
                                           Mark Nelson
                                           Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit 2.1 Agreement and Plan of Reorganization, dated as of May 24, 2000, by and among the Company, Nation Acquisition Corporation and ABT Corporation.